EXHIBIT 99.2

Unaudited condensed combined interim pro forma balance sheet as of August 31, 2007 and September 30, 2007; unaudited condensed combined pro forma statement of operations for the nine months ended August 31, 2007 and September 30, 2007; and unaudited condensed combined pro forma balance sheet as of May 31, 2007 and December 31, 2006; unaudited condensed combined pro forma statement of operations for the years ended May 31, 2007 and December 31, 2006.

Znomics, Inc.
UNAUDITED CONDENSED COMBINED INTERIM PRO FORMA BALANCE SHEET

	Pacific Syndicated Resources, Inc.	Znomics, Inc.	Combined	Pro Forma		Adjusted ProForma
	August 31, 2007 and September 30, 2007		Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$7	$21,508	21,515	$4,880,000	[3]	$4,901,515
Accounts receivable	-	59,424	59,424	-		59,424
Prepaid epense	-	7,111	7,111	-		7,111
				-
Other current assets	-	-	-	-		0

Total Current Assets	7	88,043	88,050	4,880,000		4,968,050

Fixed Assets, Net:	-	274,855	274,855	-		274,855

TOTAL ASSETS	$7	$362,898	$362,905	$4,880,000		$5,242,905

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$-	$60,982	$60,982	$-		$60,982
Bank line of credit	-	15,000	15,000	-
Accrued expenses	-	106,715	106,715	-
Notes payable	-	261,964	261,964	-		261,964
Other current liabilities	5,600	475,189	480,789	(250,000)	[4]	230,789

Total Current Liabilities	5,600	919,850	925,450	(250,000)		675,450

Long-Term Liabilities:
Notes payable	-	1,480	1,480	-		1,480

Total Long-Term Payables	-	1,480	1,480	-		1,480

Total Liabilities	5,600	921,330	926,930	(250,000)		676,930

Stockholders' Equity:
Preferred stock	-	910,755	910,755	(910,755)	[2]	-

Common stock	6,809	15,000	21,809	167	[4]	15,803
				(9,426)	[2]
				3,253	[3]

Additional paid-in capital	24,351	22,550	46,901	4,731	[1]	6,061,640
				920,181	[2]
				4,876,747	[3]
				249,833	[4]
				(36,753)	[5]
Treasury Stock				(4,731)	[1]	(4,731)
Retained earnings (deficit)	(36,753)	(1,506,737)	(1,543,490)	36,753	[5]	(1,506,737)

Total Stockholders' Equity	(5,593)	(558,432)	(564,025)	5,130,000		4,565,975

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$7	$362,898	$362,905	$4,880,000		$5,242,905

____________________________	-	-	-	-		-

	[1] To record the return of 4,731,085 shares of common stock at the acquisition of Znomics to treasury
	[2] To record 5,574,182 shares issued for Znomics
	[3] To record 3,253,333 shares issued in private placement of common stock at $1.50 per share
	[4] To record 166,667 shares issued in satisfaction of debt
	[5] To eliminate the accumulated deficit of Pacific Syndicated Resources

Znomics, Inc.
UNAUDITED CONDENSED COMBINED INTERIM PRO FORMA STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED

	Pacific Syndicated Resources, Inc.	Znomics, Inc.	Combined		Pro-Forma Adjusted Combined
	August 31, 2007 and September 30, 2007		Totals	Adjustments	Totals

REVENUES

Sales revenue	$-	69,853	69,853	$-	$69,853
Other revenue	-	110,000	110,000	-	110,000

Total Revenues	-	179,853	179,853	-	179,853

COST OF SALES	-	380,602	380,602	-	380,602

GROSS PROFIT	-	(200,749)	(200,749)	-	(200,749)

OPERATING EXPENSES

General and administrative	6,630	120,704	127,334	-	127,334
Research contracts	-	251,540	251,540	-	251,540

Total Costs and Expenses	6,630	372,244	378,874	-	378,874

OPERATING INCOME (LOSS)	(6,630)	(572,993)	(579,623)	-	(579,623)

OTHER INCOME (EXPENSE)

Interest expense	-	(2,910)	(2,910)	-	(2,910)
Other income	-	6,728	6,728	-	6,728

Total Other Income (Expense)	-	3,818	3,818	-	3,818

NET INCOME (LOSS)	$(6,630)	$(569,175)	$(575,805)	$-	$(575,805)

Znomics, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	Pacific Syndicated Resources, Inc.	Znomics, Inc.	Combined	Pro Forma		Adjusted ProForma
	May 31, 2007 and December 31, 2006		Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$6,771	$138,138	144,909	$4,880,000	[3]	$5,024,909
Accounts receivable	-	71,636	71,636	-		71,636
Prepaid epense	-	11,212	11,212	-		11,212
				-
Other current assets	-	3,895	3,895	-		3,895

Total Current Assets	6,771	224,881	231,652	4,880,000		5,111,652

Fixed Assets, Net:	-	237,514	237,514	-		237,514

TOTAL ASSETS	$6,771	$462,395	$469,166	$4,880,000		$5,349,166

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts payable	$134	$5,153	$5,287	$-		$5,287
Bank line of credit	-	-	0	-
Accrued expenses	-	113,195	113,195	-
Notes payable	-	16,723	16,723	-		16,723
Other current liabilities	5,600	306,733	312,333	(250,000)	[4]	62,333

Total Current Liabilities	5,734	441,804	447,538	(250,000)		197,538

Long-Term Liabilities:
Notes payable	-	9,849	9,849	-		9,849

Total Long-Term Payables	-	9,849	9,849	-		9,849

Total Liabilities	5,734	451,653	457,387	(250,000)		207,387

Stockholders' Equity:
Preferred stock	-	910,755	910,755	(910,755)	[2]	-

Common stock	6,809	15,000	21,809	167	[4]	15,803
				(9,426)	[2]
				3,253	[3]

Additional paid-in capital	24,351	22,550	46,901	4,731	[1]	6,068,270
				890,058	[2]
				4,876,747	[3]
				249,833	[4]
Tresury stock				(4,731)	[1]	(4,731)
Retained earnings (deficit)	(30,123)	(937,563)	(967,686)	30,123	[2]	(937,563)

Total Stockholders' Equity	1,037	10,742	11,779	5,130,000		5,141,779

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$6,771	$462,395	$469,166	$4,880,000		$5,349,166

____________________________	-	-	-	-		-

	[1] To record the cancellation of 4,731,085 shares of common stock at the acquisition of Znomics
	[2] To record 5,574,182 shares issued for Znomics and eliminate the accumulated deficit of Pacific Syndicated Resources, Inc.
	[3] To record 3,253,333 shares issued in private placement of common stock at $1.50 per share
	[4] To record 166,667 shares issued in satisfaction of debt

Znomics, Inc.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED

	Pacific Syndicated Resources, Inc.	Znomics, Inc.	Combined		Pro-Forma Adjusted Combined
	May 31, 2007 and December 31, 2006		Totals	Adjustments	Totals

REVENUES

Sales revenue	$-	$73,776	$73,776	$-	$73,776
Other revenue	-	200,000	200,000	-	200,000

Total Revenues	-	273,776	273,776	-	273,776

COST OF SALES	-	212	212	-	212

GROSS PROFIT	-	273,564	273,564	-	273,564

OPERATING EXPENSES

General and administrative	21,101	7,708	28,809	-	28,809
Research contracts	-	338,241	338,241	-	338,241

Total Costs and Expenses	21,101	345,949	367,050	-	367,050

OPERATING INCOME (LOSS)	(21,101)	(72,385)	(93,486)	-	(93,486)

OTHER INCOME (EXPENSE)

Interest expense	-	(4,799)	(4,799)	-	(4,799)
Other income	-	2,151	2,151	-	2,151

Total Other Income (Expense)	-	(2,648)	(2,648)	-	(2,648)

NET INCOME (LOSS)	$(21,101)	$(75,033)	$(96,134)	$-	$(96,134)